Other Income (Tables)	12 Months Ended
Dec. 31, 2017
Other income
Other income
In millions	Year ended December 31,	2017	2016	2015
Gain on disposal of property		$-	$76	$-
Gain on disposal of land		22	17	52
Other (1)		(10)	2	(5)
Total other income		$12	$95	$47

(1)	Includes foreign exchange gains and losses related to foreign exchange forward contracts and the re-measurement of other US dollar-denominated monetary assets and liabilities. See Note 17 – Financial instruments.